UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2015
MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01 13697	52-1604305

(State or Other	Commission File	(IRS Employer

Jurisdiction of	Number)	Identification No.)

Incorporation)

160 South Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip code)
Registrant's telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 8.01 Other Matters

On July 13, 2015 Mohawk Industries, Inc. announced that it has realigned its reportable segments. Re-casted segment financials for the fiscal years ended 2013 and 2014, all four quarters of 2014 and the first quarter of 2015 are attached to this Current Report as Exhibit 99.1, and are incorporated herein by this reference.